UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 9, 2020

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPX	NYSE (New York Stock Exchange)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Relinquishment of Position as Chief Executive Officer
Effective June 9, 2020, the Board of Directors of GP Strategies Corporation (the “Company”) and Scott N. Greenberg agreed that he will assume a new role as Senior Advisor to the Company while continuing in his position as Chairman of the Board.
Mr. Greenberg’s duties and compensation for serving as Chairman of the Board and Senior Advisor have not been finalized as of the date of this filing and will be provided in an amendment to this Form 8-K when finalized.
Appointment of Interim Chief Executive Officer and Election of New Director
The Board appointed Adam H. Stedham, the President of the Company, as the interim Chief Executive Officer of the Company, effective June 9, 2020. In addition, the Board voted to increase the size of the Board to eight and elected Mr. Stedham to the Board of Directors of the Company, effective June 9, 2020. Mr. Stedham will continue to serve as the Company's President, which he has done since November 2017. For more information, see Mr. Stedham’s biographical information reported in the Company’s Form 10-K/A filed with the SEC on April 29, 2020, which can be found at https://www.sec.gov/Archives/edgar/data/70415/000007041520000073/a10-ka123119.htm.
Additionally, there are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Stedham and any of the Company’s executive officers or directors. There is no arrangement or understanding between Mr. Stedham and any other person pursuant to which Mr. Stedham was appointed as Interim CEO of the Company. There are no transactions in which Mr. Stedham has an interest requiring disclosure under Item 404(a) of Regulation S-K.
On June 15, 2020, the Company issued a press release announcing Mr. Greenberg’s transitioning from his role and Mr. Stedham’s appointment as Interim CEO and election as a director. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Number	Description
99.1	Press release dated June 15, 2020 titled "GP Strategies Announces Leadership Changes."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: June 15, 2020	/s/ Kenneth L. Crawford
Kenneth L. Crawford
Executive Vice President, General Counsel & Secretary

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